GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated September 25, 2019

to the Prospectus and Summary Prospectus of

Guardian Integrated Research VIP Fund dated May 1, 2019

At its meeting held on September 4-5, 2019, the Board of Trustees of Guardian Variable Products Trust approved the removal of Massachusetts Financial Services Company as the subadviser to Guardian Integrated Research VIP Fund (the “Fund”) and the appointment of Columbia Management Investment Advisers, LLC as the subadviser to the Fund as well as related changes to the Fund’s principal investment strategies, principal risks, and portfolio managers, effective October 1, 2019. As part of the transition to the new subadviser and the new investment strategies outlined below, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

Effective October 1, 2019, the following changes will be made to the Prospectus and Summary Prospectus, as applicable, with respect to the Fund:

1.	The “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s 500® Index (the “Index”). Although expected to change frequently, the market capitalization range of the Index was approximately $2.4 billion to $943.8 billion as of May 31, 2019. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the information technology and technology-related sectors. Generally, the Fund anticipates holding between 45 and 65 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, Columbia Management Investment Advisers, LLC (the “Subadviser”) employs fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Subadviser considers, among other factors: (i) overall economic and market conditions; and (ii) the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The Subadviser may sell a security when the security’s price reaches a target set by the Subadviser or if the Subadviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

2.	The “Principal Investment Risks” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

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Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, development and use of quantitative models, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Sector Risk. To the extent the Fund’s investments focus on one or more sectors of the economy, the Fund’s performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

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3.	The “Past Performance” section of the Prospectus and Summary Prospectus is revised to add the following:

“The Fund replaced its subadviser and modified its principal investment strategies as of October 1, 2019. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund’s prior subadviser and principal investment strategies.”

4.	The “Management” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Columbia Management Investment Advisers, LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Peter Santoro, CFA	Lead & Senior Portfolio Manager	October 1, 2019
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director, Deputy Global Head of Equities	October 1, 2019

5.	The “Subadvisers — Guardian Integrated Research VIP Fund” section on page 89 of the Prospectus is replaced in its entirety by the following:

Guardian Integrated Research VIP Fund

Columbia Management Investment Advisers, LLC (CMIA) is located at 225 Franklin Street, Boston, MA 02110. CMIA is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. CMIA’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of June 30, 2019, CMIA managed approximately $337.1 billion in assets.

6.	The “Portfolio Managers — Guardian Integrated Research VIP Fund” section beginning on page 91 of the Prospectus has been revised to add the following:

Peter Santoro, CFA

Senior Portfolio Manager of CMIA

Mr. Santoro is the lead portfolio manager of the Columbia Focused Large Cap Core strategy for Columbia Threadneedle Investments. He is also a co-manager on the Columbia Dividend Value strategy. Mr. Santoro joined one of the Columbia Threadneedle Investments legacy firms in 2003. Previously, Mr. Santoro was an equity analyst for Rockefeller & Company, concentrating on the global consumer sector. While at Rockefeller & Company, he was also responsible for managing global portfolios for select clients and making asset allocation recommendations. He has been a member of the investment community since 1996. Mr. Santoro graduated, cum laude, from Amherst College in 1994. In addition, he holds the Chartered Financial Analyst® designation.

Melda Mergen, CFA, CAIA

Senior Portfolio Manager, Managing Director and Deputy Global Head of Equities of CMIA

Ms. Mergen is deputy global head of equities for Columbia Threadneedle Investments. In this role she leads the company’s U.S. equity investment team capabilities. She is also co-lead portfolio manager on the Columbia Focused

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Large Cap Core strategy. Prior to her current role, Ms. Mergen led the ‘5P’ Investment Oversight team from 2004 to April 2014. Before that, Ms. Mergen was a senior equity quantitative research analyst. Ms. Mergen joined one of the Columbia Threadneedle Investments legacy firms in 1999 and has been a member of the investment community since then. Ms. Mergen received a B.A. in Economics from Bogazici University and an MBA from the University of Massachusetts at Amherst. She is a member of the Boston Security Analysts Society and the CFA Institute. In addition, she holds the Chartered Financial Analyst® and Chartered Alternative Investment Analyst designations.

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